PROMISSORY NOTE
                               (Receivables Loan)

U.S.  $10,000,000                                       Parsippany, New Jersey
                                                       As of November 30, 2001


     FOR VALUE RECEIVED, the undersigned REGINA RESORTS, LLC, a Nevada limited liability company ("Maker"), promises to pay to RESORT CONDOMINIUMS INTERNATIONAL, LLC, a Delaware limited liability company ("Lender"), or order, at Parsippany, New Jersey, or at such other place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of TEN MILLION AND NO/100 UNITED STATES DOLLARS (U.S. $10,000,000), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided for below.

     This Note is executed pursuant to a Loan Agreement dated as of even date herewith between Maker and Lender (together with any and all extensions, renewals, modifications and restatements thereof, "Loan Agreement") and evidences the advances of the Receivables Loan made pursuant thereto. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement, the specific provisions of which are incorporated herein by reference as if set forth at length herein.

     Interest shall accrue daily on the basis of the actual number of days in the computation period using a 360-day year. Interest shall accrue initially at the Basic Interest Rate in effect on the first day of the month of the initial advance of the Receivables Loan and shall adjust monthly, on the first day of each month thereafter, to equal the Basic Interest Rate in effect on that date, all as more fully provided in the Loan Agreement. All principal and interest payments due and owing under this Note shall, at the time of payment, be "grossed up" by the amount of any Impositions imposed with respect to this Note and of principal and interest payments due hereunder (such amount, over and above the amount calculated at the Basic Interest Rate, the "Grossed-up Interest"), as more fully provided in paragraph 6.1.7 of the Loan Agreement.

     The contracted for rate of interest of the Receivables Loan, without limitation, may consist of the following: (i) the Basic Interest Rate, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note and the Loan Agreement; (ii) the Default Rate, calculated and applied to the amounts due under this Note in accordance with the provisions of this Note and Loan Agreement; (iii) the Grossed-Up Interest; and
(iv) all Additional Sums (as hereinafter defined), if any. In accordance with the Loan Agreement and this Note, Maker agrees to pay an effective contracted for rate of interest that is the sum of the above referenced elements.

     All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in the immediate previous paragraph), paid or payable by Maker (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or the other Receivables Loan Documents or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, is payable by Maker as, and is deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction is deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     Payments of principal and/or interest shall earn interest,  commencing five
(5) Business Days after they are due, at the Default Rate computed on the basis of actual number of days elapsed using a 360-day year. In addition, after the occurrence of an Event of Default regardless of whether such occurrence results in an acceleration of the amounts due under this Note, but solely during the continuance of such Event of Default, interest shall accrue on the then principal balance of this Note at the Default Rate calculated in the manner set forth above.

     In no event shall the interest payable on this Note and other charges payable in the nature of interest exceed the maximum contract rate permitted under the Applicable Usury Law.

     Commencing on the last Business Day of the month during which the initial advance of the Receivables Loan is made and on the last day of each succeeding month thereafter ("Installment Date") until the Receivables Loan Maturity Date or the date the Receivables Loan is paid in full, whichever date first occurs, Maker will pay or cause to be paid to Holder an installment payment of principal and interest in the amounts required to be paid pursuant to paragraph 2.7 of the Loan Agreement.

     Regardless of whether the proceeds of the Receivables Collateral are sufficient for that purpose, interest on the principal balance hereof from time to time outstanding shall be due and payable monthly in arrears on each Installment Date; and principal payments on the Note in the amounts required to be paid pursuant hereto or to paragraphs 2.1 and 3.2 of the Loan Agreement shall be due and payable at the times specified in such paragraphs.

     On the Receivables Loan Maturity Date, the entire unpaid principal balance of this Note, all accrued and unpaid interest, and all other charges owing in connection with the Receivables Loan shall be due and payable in full.

     In the event an Event of Default occurs, Holder may, without notice or demand, declare immediately due and payable the entire unpaid principal balance hereof, all accrued and unpaid interest thereon, and all other charges owing in connection with the Receivables Loan.

     Prepayment of this Note is permitted in whole or in part at any time without premium or penalty.

     In the event that Holder employs the services of an attorney to enforce this Note, Maker agrees to pay to Holder in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including without limitation, attorneys' and paralegals' fees and costs and expert witness fees, all as more fully set forth in the Loan Agreement.

     Holder shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Holder and then only to the extent specifically set forth therein; a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Holder by this Note or any other instrument or agreement connected herewith or related hereto shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at Holder's option.

     Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives: presentment for payment; protest; and notice of protest, dishonor and/or nonpayment of this Note. Every such person or entity further consents that Holder may renew or extend the time of payment of any part or the whole of the indebtedness at any time and from time to time at the request of any person or entity liable therefor. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby.

     This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

     Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

     This Note and all its provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Loan Agreement. If more than one person or other entity has executed this Note as Maker, the obligations of such persons and entities shall be joint and several.

     THIS NOTE AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

     EACH OF MAKER AND HOLDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW JERSEY, MORRIS COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE NEWARK DIVISION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE SUBJECT MATTER HEREOF; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.



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     HOLDER AND MAKER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE
UNDER THIS NOTE WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND THEREFORE, THEY AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY SUCH PROCEEDING.

     ALL OF THE PROVISIONS SET FORTH IN THE PREVIOUS THREE (3) PARAGRAPHS ARE A MATERIAL INDUCEMENT FOR HOLDER'S MAKING ADVANCES TO MAKER.

                                                  (MAKER'S INITIALS RE PREVIOUS
                                                FOUR (4) PARAGRAPHS:  _________)


                            [SIGNATURE PAGE FOLLOWS]

             [SIGNATURE PAGE FOR PROMISSORY NOTE (RECEIVABLES LOAN)]


                                   REGINA RESORTS, LLC, a Nevada limited
                                              liability company

                                   By: CR Resorts Los Cabos, S. de R.L. de C.V.,
                                       a Mexican limited responsibility
                                       corporation with variable capital

                                   Its:    Managing Member

                                   By:   /s/ Guestavo Ripol
                                       -------------------------------------
                                             Name:  Gustavo Ripol Bermudez
                                                Title:  Attorney-in-Fact


                                                           "Maker"


                                  Address of Maker:

                                  REGINA RESORTS, LLC
                                  Blvd. Adolfo Ruiz Cortines No. 3642-7
                                  Col. Jardines del Pedregal
                                  Mexico, Distrito Federal 01900
                                     Mexico




                                  _____ Check here to confirm that
                                  last paragraph has been initialed.